LITMAN GREGORY FUNDS TRUST

Supplement dated June 20, 2013
to Prospectus of the Litman Gregory Funds Trust
dated May 1, 2013, as supplemented May 17, 2013

This supplement should be read in conjunction with the Prospectuses dated May 1, 2013, as supplemented, May 17, 2013.

New Board Member

The Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) is pleased to announce that it has appointed Julie Allecta as an Independent Trustee of the Trust.

Effective immediately, the following language is added to the section titled, “How to Choose a Share Class” on page 60 of the Prospectus:

“Conversion Feature
Subject to Litman Gregory’s approval, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and investors are not subject to the redemption/exchange fees.  To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.”

Value Fund Reorganization

Effective June 20, 2013, the reorganization of the Litman Gregory Masters Value Fund, a series of the Trust (the “Value Fund”), into the Litman Gregory Masters Equity Fund, a series of the Trust (the “Equity Fund”) (the “Reorganization”) has taken effect.  The Reorganization does not require the approval of the shareholders of the Value Fund or the Equity Fund.

Accordingly, the Value Fund has transferred all of its assets to the Equity Fund, and the Equity Fund has assumed all of the liabilities of the Value Fund.  Shareholders of the Value Fund have received Institutional Class shares of the Equity Fund equal in aggregate net asset value to the value of their shares of the Value Fund, in exchange for their shares of the Value Fund.

Please keep this Supplement with your Prospectus.